UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) April 29, 2008
Volkswagen Auto Lease/Loan Underwritten Funding, LLC
(Depositor)
Volkswagen Auto Loan Enhanced Trust 2008-1
(Issuing Entity)
Delaware
(State or Other Jurisdiction of Incorporation)

333-133770	11-3650483
333-133770-05	26-6337444

(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification
Nos.)

2200 Ferdinand Porsche Drive
Herndon, Virginia	20171

(Address of Principal Executive Offices)	(Zip Code)
(703) 364-7000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K re: federal tax and legality opinions

Item 8.01.	Other Events.
     The Registrant and Co-Registrant are filing the exhibit listed in Item 9.01(d) below in connection with the issuance of the of Class A-1 Auto Loan Asset Backed Notes, Class A-2-A Auto Loan Asset Backed Notes, Class A-2-B Auto Loan Asset Backed Notes, Class A-3-A Auto Loan Asset Backed Notes, Class A-3-B Auto Loan Asset Backed Notes, Class A-4-A Auto Loan Asset Backed Notes and Class A-4-B Auto Loan Asset Backed Notes (the “Notes”) by Volkswagen Auto Loan Enhanced Trust 2008-1 described in the Preliminary Prospectus Supplement dated April 29, 2008.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Document Description
5.1	Opinion of Mayer Brown LLP with respect to legality matters
8.1	Opinion of Mayer Brown LLP with respect to tax matters
Form 8-K re: federal tax and legality opinions

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 6, 2008	VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2008-1
	By:	VW Credit, Inc., as Servicer

	By:	/s/ Martin Luedtke
		Name:	Martin Luedtke
		Title:	Treasurer

	By:	Lawrence Tolep
		Name:	L. Tolep
		Title:	Ass. Treasurer
Form 8-K re: federal tax and legality opinions